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                                                       Rule 497(e)
                                                       Registration No. 33-11371
                                                       File No. 811-4982


                       HEARTLAND WISCONSIN TAX FREE FUND

                         Supplement dated June 8, 2000
                                       to
                          Prospectus dated May 1, 2000



     Effective June 8, 2000, Greg D. Winston will be co-portfolio manager of the Heartland Wisconsin Tax Free Fund (the "Fund"). Mr. Winston replaces Patrick J. Retzer. Thomas J. Conlin will continue as co-portfolio manager of the Fund with Mr. Winston.

     In addition to his portfolio management responsibilities for the Fund, Mr. Winston is co-portfolio manager of the Heartland Taxable Short Duration Municipal Fund, Heartland Short Duration High-Yield Municipal Fund and Heartland High-Yield Municipal Bond Fund, having managed those Funds since commencement of their operations. Mr. Winston is a Chartered Financial Analyst (CFA) and a Vice President and principal of Heartland Advisors. Mr. Winston has been managing municipal investments since 1988.

                                                       Rule 497(e)
                                                       Registration No. 33-11371
                                                       File No. 811-4982


                           HEARTLAND VALUE PLUS FUND

                         Supplement dated June 8, 2000
                                       to
                          Prospectus dated May 1, 2000



     Effective June 8, 2000, M. Gerard Sandel will be co-portfolio manager of the Heartland Value Plus Fund (the "Fund"). Mr. Sandel replaces Patrick J. Retzer. William J. Nasgovitz will continue as co-portfolio manager of the Fund with Mr. Sandel.

     In addition to his portfolio management responsibilities for the Fund, Mr. Sandel serves as lead portfolio manager of the portfolio management team for the Heartland Select Value Fund, with final authority over investment decisions. He has been the Select Value Fund's lead portfolio manager since September 1999. Mr. Sandel, a Chartered Financial Analyst (CFA), joined Heartland Advisors in August 1999 as Senior Vice President and Director of Equity Research. He was previously a Senior Vice President and principal of Stein Roe & Farnham Incorporated and portfolio manager for institutional and mutual fund accounts since July 1997. Prior to that time, Mr. Sandel was Vice President of M&I Investment Management Corporation since October 1993, where he was a portfolio manager for institutional and mutual fund accounts.

                                                       Rule 497(e)
                                                       Registration No. 33-11371
                                                       File No. 811-4982


                           HEARTLAND GOVERNMENT FUND

                         Supplement dated June 8, 2000
                                      to
                         Prospectus dated May 1, 2000



     On June 8, 2000, the Board of Directors of Heartland Group, Inc. approved a Plan of Liquidation for the Heartland Government Fund (the "Fund"). In approving the Plan of Liquidation, the Board considered a number of factors, including the difficulty experienced by the Fund in realizing economies of scale because of its size and the intense competitive environment in which the Fund operates.

     A special meeting of the Fund's shareholders has been scheduled for August 8, 2000. Subject to shareholder approval, the Fund's assets will be promptly liquidated and the proceeds remaining after known liabilities are satisfied will be distributed to shareholders. Details of the proposed transaction and other information about the Plan of Liquidation will be set forth in a proxy statement to be mailed to Fund shareholders in early July 2000.

     Fund purchases will continue to be accepted through July 31, 2000, and thereafter at the discretion of officers of the Fund. Redemptions will continue to be accepted through the date of liquidation. Because the officers of the Fund believe the level of redemption activity will be higher than normal through the liquidation date, the Fund plans to hold a significant percentage of its assets in cash and cash equivalents during this period, which is expected to reduce the Fund's investment return.

     Questions regarding this matter may be directed to Heartland Advisors at 1-800-432-7856 or 414-289-7000.